UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 8, 2004

COVENTURE INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	000-31539	98-0231607
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

404 First Street West, Unit 3, Cochrane, Alberta, Canada T4C 1A5
(Address of principal executive offices) (Zip Code)

(403) 851-2600
Registrant's telephone number, including area code

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

Not applicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

Not applicable.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On June 8, Coventure International Inc. (the "Registrant") was notified by N.I. Cameron, Inc., Chartered Accountants ("N.I. Cameron"), its independent public accountants, that they would not be pursuing certification by the Public Company Accounting Oversight Board and for that reason were resigning as the Registrant’s independent public accountants.

N.I. Cameron's opinion in its report on the Registrant's financial statements for the years ended July 31, 2003 and 2002 expressed substantial doubt with respect to the Registrant's ability, at that time, to continue as a going concern. During the year ended July 31, 2003, and the period from March 31, 1999 (date of incorporation) to July 31, 2003, N.I. Cameron did not issue any other report on the financial statements of the Registrant which contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, during such period from March 31, 1999 (date of incorporation) through July 31, 2003, and the subsequent interim period preceding June 8, 2004, there were no disagreements with N.I. Cameron within the meaning of Instruction 4 to Item 304 of Regulation S-B under the Securities Exchange Act of 1934 on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of N.I. Cameron, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement in connection with any report they might have issued.

On June 8, 2004, the Registrant engaged Manning Elliott, Chartered Accountants as its independent public accountants which was approved by the Registrant’s Board of Directors. The Registrant did not previously consult with Manning Elliott regarding any matter, including but not limited to:

  the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or

  any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-B).

ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE

Not applicable.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS

Not applicable.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired: Not applicable.

(b)	Pro forma financial information: Not applicable.

(c)	Exhibits:

	16.1	Letter from N.I. Cameron, Inc., Chartered Accountants, dated June 10, 2004.

ITEM 8.     CHANGE IN FISCAL YEAR

Not applicable.

ITEM 9.     REGULATION FD DISCLOSURE

Not applicable.

ITEM 10.     AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

Not applicable.

ITEM 11.     TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS

Not applicable.

ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2004

COVENTURE INTERNATIONAL INC.

By:	/s/ John Hromyk

John Hromyk
President, Principal Financial Officer and Principal Accounting Officer